SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 28, 1999



                                   SUGEN, INC.
             (Exact name of registrant as specified in its charter)


                                     0-24814
                              (Commission File No.)

           Delaware                                       13-3629196
(State or other jurisdiction of                (IRS Employer Identification No.)
        incorporation)


                              230 East Grand Avenue
                          South San Francisco, CA 94808
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (650) 553-8300

Item 5.           Other Events.

On July 28, 1999, SUGEN, Inc., a Delaware corporation (the "Company"), announced its financial results for the quarter ended June 30, 1999. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.


Item 7.           Financial Statements and Exhibits.

(c)      Exhibits

         99.1     Press Release of the Company, issued July 28, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SUGEN, INC.


                                             /s/ James L. Knighton
                                             -----------------------------------
                                             By: James L. Knighton
                                                 Senior Vice President and Chief
                                                 Financial Officer

Dated: August 2, 1999

Exhibit
Number            Exhibit Description

99.1              Press Release of the Company, issued July 28, 1999.